UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 8, 2025

Fifth Third Bancorp
(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 8, 2025, Thomas H. Harvey provided notice to the Corporate Secretary of Fifth Third Bancorp (the “Company”) of his retirement from the Board of Directors of the Company. His retirement is effective January 7, 2026.

(d) On December 9, 2025, the Board of Directors of Fifth Third Bancorp appointed Priscilla Almodovar as Director effective January 7, 2026. The Board of Directors appointed Ms. Almodovar to fill the vacancy created by the retirement of Thomas H. Harvey. In addition, Ms. Almodovar will serve on the Bancorp’s Nominating and Corporate Governance and Risk and Compliance Committees. A copy of the related press release is attached as Exhibit 99.1 hereto.

Ms. Almodovar will receive compensation as a Director under Fifth Third’s Director Pay Program as disclosed in Exhibit 10.3 of the Registrant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 5, 2024. In accordance with the Director Pay Program, Ms. Almodovar received a pro-rated grant of $41,712 in RSUs.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press release dated December 12, 2025 relating to the appointment of Priscilla Almodovar as Director of Fifth Third Bancorp and Fifth Third Bank, National Association

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: December 12, 2025 By: /s/ CHRISTIAN GONZALEZ
Christian Gonzalez
Executive Vice President and Chief Legal Officer